UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

SERVE ROBOTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56237	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(818) 860-1352

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 7, 2024, Serve Robotics Inc., a Delaware corporation (the “Company”), announced that it had received notification that the Financial Industry Regulatory Authority (“FINRA”) released its letter clearing the Company’s Form 211 application, permitting the Company to be listed and quoted on the OTCQB. The Company announced that it has been assigned the ticker symbol “SBOT.”

On March 7, 2024, the Company also issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the foregoing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit Number	Description

99.1	Press release dated March 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: March 7, 2024	/s/ Ali Kashani
Ali Kashani
Chief Executive Officer and Director

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